SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
TO
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2002

Wells Real Estate Investment Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

0-25739	58-2328421
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Atlanta, Georgia 30092
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated August 15, 2002 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of the Harcourt Austin Building on August 15, 2002, as described in such Current Report.

Item 7.    Financial Statements and Exhibits.

(a)  Financial Statements. The following financial statements of the Registrant are submitted at the end of this Amendment to Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Page
Harcourt Austin Building

Report of Independent Auditors	F-1

Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2001 (audited) and for the six months ended June 30, 2002 (unaudited)	F-2

Notes to Statements of Revenues Over Certain Operating Expenses for the year ended December 31, 2001 (audited) and for the six months ended June 30, 2002 (unaudited)	F-3

Wells Real Estate Investment Trust, Inc. and Subsidiary

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-5

Pro Forma Balance Sheet as of June 30, 2002 (unaudited)	F-6

Pro Forma Statement of Income for the year ended December 31, 2001 (unaudited)	F-8

Pro Forma Statement of Income for the six months ended June 30, 2002 (unaudited)	F-9

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST, INC. (Registrant)

By:	/s/ LEO F. WELLS, III
Leo F. Wells, III President

Date: October 25, 2002

2

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
Wells Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Harcourt Austin Building (the “Building”) for the year ended December 31, 2001. This statement is the responsibility of the Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Harcourt Austin Building for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

/s/    ERNST & YOUNG LLP

Atlanta, Georgia
October 21, 2002

HARCOURT AUSTIN BUILDING

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the year ended December 31, 2001 and the six months ended June 30, 2002 (unaudited)

	2002	2001
	(Unaudited)
Rental revenues	$1,770,085	$1,770,085
Operating expenses, net of reimbursements	64,780	67,131

Revenues over certain operating expenses	$1,705,305	$1,702,954

See accompanying notes.

HARCOURT AUSTIN BUILDING

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the year ended December 31, 2001 and the six months ended June 30, 2002 (unaudited)

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Description of Real Estate Property Acquired

On August 15, 2002, the Wells Operating Partnership, L.P. (“Wells OP’) acquired the Harcourt Austin Building from Carr Development & Construction, LP (“Carr”). Wells OP is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

Harcourt, Inc. (“Harcourt”) currently occupies the entire 195,230 rentable square feet of the seven-story office building under a lease agreement (the “Harcourt Lease”). Harcourt is a Delaware corporation owned equally by Reed Elsevier PLC and Reed Elsevier NV whose shares are traded on the New York Stock Exchange. Carr’s interest in the Harcourt Lease was assigned to Wells OP upon acquisition of the building. The initial term of the Harcourt Lease commenced in July 2001 and expires in June 2016. Under the Harcourt Lease, Harcourt is required to pay, as additional rent, all operating costs, including but not limited to electricity, water, sewer, insurance, taxes and a management fee not to exceed 3.5% of rent. Furthermore, Harcourt will be required to reimburse the landlord for costs of capital improvements that are intended to reduce operating costs or improve safety and any replacement or capital repairs to the Building’s HVAC systems. Wells OP will be responsible for maintaining and repairing the Building’s roof, structural elements and mechanical systems.

Rental Revenues

Rental income is recognized on a straight-line basis over the term of the lease. The accompanying statements of revenues over certain operating expenses include rental revenues from the date of commencement of the Harcourt Lease in July 2001.

2.    BASIS OF ACCOUNTING

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, these statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as depreciation and interest. Therefore, these statements are not comparable to the statement of operations of the Harcourt Austin Building after its acquisition by Wells OP.

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(Continued)

3.    FUTURE MINIMUM RENTAL COMMITMENTS

Future minimum rental commitments for the years ended December 31 are as follows:

2002	$3,104,157
2003	3,104,157
2004	3,104,157
2005	3,104,157
2006	3,314,029
Thereafter	35,819,824

$51,550,481

4.    INTERIM UNAUDITED FINANCIAL INFORMATION

The financial statement for the six months ended June 30, 2002 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Investment Trust, Inc. included in its annual report on Form 10-K for the year ended December 31, 2001 and quarterly report on Form 10-Q for the period ended June 30, 2002. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various Form 8-Ks previously filed.

The following unaudited pro forma balance sheet as of June 30, 2002 has been prepared to give effect to the third quarter 2002 acquisitions of the ISS Atlanta Buildings, the PacifiCare San Antonio Building, the Kerr McGee Property, the BMG Greenville Buildings, the Kraft Atlanta Building, the Nokia Dallas Buildings, the AmeriCredit Phoenix Property, the IRS Long Island Buildings, the KeyBank Parsippany Building, the Allstate Indianapolis Building, the Federal Express Colorado Springs Building, the EDS Des Moines Building, the Intuit Dallas Building, the Daimler Chrysler Dallas Building (collectively, the “Other Recent Acquisitions”) and the Harcourt Austin Building (“Harcourt Austin”) by Wells OP as if the acquisitions occurred on June 30, 2002.

The following unaudited pro forma statement of income for the six months ended June 30, 2002 has been prepared to give effect to the first and second quarter 2002 acquisitions of the Arthur Andersen Building, the Transocean Houston Building, the Novartis Atlanta Building, the Dana Corporation Buildings, the Travelers Express Denver Buildings, the Agilent Atlanta Building, the BellSouth Ft. Lauderdale Building, the Experian/TRW Buildings, the Agilent Boston Building, the TRW Denver Building, the MFS Phoenix Building (collectively, the “2002 Acquisitions”), Harcourt Austin and the Other Recent Acquisitions as if the acquisitions occurred on January 1, 2001. The Kerr McGee Property and the AmeriCredit Phoenix Property had no operations during the six months ended June 30, 2002.

The following unaudited pro forma statement of income for the year ended December 31, 2001 has been prepared to give effect to the 2001 acquisitions of the Comdata Building, the AmeriCredit Building, the State Street Bank Building, the IKON Buildings, the Ingram Micro Building, the Lucent Building, the ADIC Buildings, the Convergys Building, the Windy Point Buildings (collectively, the “2001 Acquisitions”), the 2002 Acquisitions, Harcourt Austin and the Other Recent Acquisitions as if the acquisitions occurred on January 1, 2001. The Nissan Property, the Travelers Express Denver Buildings, the Kerr McGee Property, the AmeriCredit Phoenix Property and the EDS Des Moines Building had no operations during 2001.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP. Accordingly, the accounts of Wells OP are consolidated with the accompanying pro forma financial statements of Wells Real Estate Investment Trust, Inc.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the 2001 Acquisitions, the 2002 Acquisitions, Harcourt Austin and the Other Recent Acquisitions been consummated as of January 1, 2001.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET
June 30, 2002
(Unaudited)

	Wells Real Estate Investment Trust, Inc.(i)	Pro Forma Adjustments			Pro Forma Adjustments
		Harcourt Austin		Pro Forma Subtotal	Other Recent Acquisitions		Pro Forma Total
ASSETS
REAL ESTATE ASSETS, at cost:
Land	$110,330,449	$5,860,000	(a)	$116,428,937	$45,699,368	(a)	$163,989,961
		238,488	(b)		1,861,656	(b)
Buildings, less accumulated depreciation of $37,717,737	689,490,969	33,143,323	(a)	723,983,148	440,052,286	(a)	1,181,968,343
		1,348,856	(b)		17,932,909	(b)
Construction in progress	16,081,841	0		16,081,841	379,901	(a)	16,461,742

Total real estate assets	815,903,259	40,590,667		856,493,926	505,926,120		1,362,420,046

CASH AND CASH EQUIVALENTS	341,909,775	(39,003,323	)(a)	491,077,222	(475,178,397	)(a)	185,098,497
		194,995,616	(c)		170,333,396	(d)
		(6,824,846	)(e)		(5,961,669	)(e)
					4,827,945	(h)
INVESTMENT IN JOINT VENTURES	76,217,870	0		76,217,870	0		76,217,870
INVESTMENT IN BONDS	22,000,000	0		22,000,000	32,500,000	(f)	54,500,000
ACCOUNTS RECEIVABLE	10,709,104	0		10,709,104	0		10,709,104
DEFERRED LEASE ACQUISITION COSTS, NET	1,790,608	0		1,790,608	0		1,790,608
DEFERRED PROJECT COSTS	14,314,914	(1,587,344	)(b)	19,552,416	(19,794,565	)(b)	5,719,520
		6,824,846	(e)		5,961,669	(e)
DEFERRED OFFERING COSTS	1,392,934	0		1,392,934	0		1,392,934
DUE FROM AFFILIATES	1,897,309	0		1,897,309	0		1,897,309
NOTE RECEIVABLE	5,149,792	0		5,149,792	0		5,149,792
PREPAID EXPENSES AND OTHER ASSETS, NET	1,881,308	0		1,881,308	967,410	(a)	2,848,718

Total assets	$1,293,166,873	$194,995,616		$1,488,162,489	$219,581,909		$1,707,744,398

	Wells Real Estate Investment Trust, Inc.(i)	Pro Forma Adjustments		Pro Forma Subtotal	Pro Forma Adjustments		Pro Forma Total
		Harcourt Austin			Other Recent Acquisitions
LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES:
Accounts payable and accrued expenses	$11,840,214	$0		$11,840,214	$217,807	(a)	$12,058,021
Notes payable	15,658,141	0		15,658,141	11,702,761	(a)	27,360,902
Obligations under capital lease	22,000,000	0		22,000,000	32,500,000	(g)	54,500,000
Dividends payable	4,538,635	0		4,538,635	0		4,538,635
Due to affiliate	2,106,790	0		2,106,790	0		2,106,790
Deferred rental income	1,013,544	0		1,013,544	4,827,945	(h)	5,841,489

Total liabilities	57,157,324	0		57,157,324	49,248,513		106,405,837

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST OF UNIT HOLDER IN OPERATING PARTNERSHIP	200,000	0		200,000	0		200,000

SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value; 125,000,000 shares authorized, 145,589,053 shares issued and 144,366,772 outstanding at June 30, 2002	1,455,890	194,996	(c)	1,650,886	170,333	(d)	1,821,219
Additional paid-in capital	1,290,858,515	194,800,620	(c)	1,485,659,135	170,163,063	(d)	1,655,822,198
Cumulative distributions in excess of earnings	(43,991,669)	0		(43,991,669)	0		(43,991,669)
Treasury stock, 1,222,381 at cost, shares	(12,223,808)	0		(12,223,808)	0		(12,223,808)
Other comprehensive loss	(289,379)	0		(289,379)	0		(289,379)

Total shareholders’ equity	1,235,809,549	194,995,616		1,430,805,165	170,333,396		1,601,138,561

Total liabilities and shareholders’ equity	$1,293,166,873	$194,995,616		$1,488,162,489	$219,581,909		$1,707,744,398

(a)	Reflects Wells Real Estate Investment Trust, Inc.’s purchase price for the land, building and liabilities assumed.
(b)	Reflects deferred project costs applied to the land and building at approximately 4.07% of the cash paid for purchase.
(d)	Reflects capital raised through issuance of additional shares subsequent to June 30, 2002 through Harcourt Austin Acquisition.
(e)	Reflects capital raised through issuance of additional shares subsequent to Harcourt Austin acquisition date through date of the latest Other Recent Acquisition.
(f)	Reflects deferred project costs capitalized as a result of additional capital raised described in notes (c) and (d) above.
(g)	Reflects investment in bonds for which 100% of the principal balance becomes payable on December 1, 2015.
(h)	Reflects prepaid rent received for the first three years of the AmeriCredit Lease Agreement.
(i)	Historical financial information derived from quarterly report on Form 10-Q.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME
For the Year Ended December 31, 2001
(Unaudited)

	Wells Real Estate Investment Trust, Inc.(f)	Pro Forma Adjustments						Pro Forma Subtotal	Pro Forma Adjustments		Pro Forma Total
		2001 Acquisitions		2002 Acquisitions		Harcourt Austin			Other Recent Acquisitions
REVENUES:
Rental income	$44,204,279	$11,349,076	(a)	$14,846,431	(a)	$1,770,085	(a)	$72,169,871	$37,999,004	(a)	$110,168,875
Equity in income of joint ventures	3,720,959	1,111,850	(b)	0		0		4,832,809	0		4,832,809
Interest income	1,246,064	0		0		0		1,246,064	0		1,246,064
Take out fee	137,500	0		0		0		137,500	0		137,500

	49,308,802	12,460,926		14,846,431		1,770,085		78,386,244	37,999,004		116,385,248

EXPENSES:
Depreciation	15,344,801	5,772,761	(c)	5,356,374	(c)	689,844	(c)	27,163,780	14,750,976	(c)	41,914,756
Interest	3,411,210	0		0		0		3,411,210	0		3,411,210
Operating costs, net of reimbursements	4,128,883	2,854,275	(d)	1,505,269	(d)	0		8,488,427	2,163,074	(d)	10,651,501
Management and leasing fees	2,507,188	510,708	(e)	668,090	(e)	79,654	(e)	3,765,640	1,502,712	(e)	5,268,352
General and administrative	973,785	0		0		0		973,785	0		973,785
Amortization of deferred financing costs	770,192	0		0		0		770,192	0		770,192
Legal and accounting	448,776	0		0		0		448,776	0		448,776

	27,584,835	9,137,744		7,529,733		769,498		45,021,810	18,416,762		63,438,572

NET INCOME	$21,723,967	$3,323,182		$7,316,698		$1,000,587		$33,364,434	$19,582,242		$52,946,676

EARNINGS PER SHARE, basic and diluted	$0.43							$0.20			$0.29

WEIGHTED AVERAGE SHARES, basic and diluted	50,520,853							164,423,411			180,899,673

(a)	Rental income is recognized on a straight-line basis.
(b)
Reflects Wells Real Estate Investment Trust, Inc.’s equity in income of Wells XII-REIT Joint Venture related to the acquisition of the Comdata Building and equity in income of Wells XIII-REIT Joint Venture related to the acquisition of the AmeriCredit Building and the ADIC Buildings.

(c)	Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.
(d)	Consists of operating expenses, net of reimbursements.
(e)	Management and leasing fees are calculated at 4.5% of rental income.
(f)	Historical financial information derived from annual report on Form 10-K.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME
For the Six Months Ended June 30, 2002
(Unaudited)

	Wells Real Estate Investment Trust, Inc.(e)	Pro Forma Adjustments				Pro Forma Subtotal	Pro Forma Adjustments		Pro Forma Total
		2002 Acquisitions		Harcourt Austin			Other Recent Acquisitions
REVENUES:
Rental income	$38,571,815	$7,307,774	(a)	$1,770,085	(a)	$47,649,674	$24,490,485	(a)	$72,140,159
Equity in income of joint ventures	2,478,686	0		0		2,478,686	0		2,478,686
Interest income	2,648,351	0		0		2,648,351	0		2,648,351
Take out fee	134,102	0		0		134,102	0		134,102

	43,832,954	7,307,774		1,770,085		52,910,813	24,490,485		77,401,298

EXPENSES:
Depreciation	12,903,282	2,588,546	(b)	689,844	(b)	16,181,672	8,802,711	(b)	24,984,383
Interest	880,002	0		0		880,002	0		880,002
Operating costs, net of reimbursements	2,063,997	300,018	(c)	0		2,364,015	1,524,894	(c)	3,888,909
Management and leasing fees	1,903,082	328,850	(d)	79,654	(d)	2,311,586	963,636	(d)	3,275,222
General and administrative	1,121,457	0		0		1,121,457	0		1,121,457
Amortization of deferred financing costs	424,992	0		0		424,992	0		424,992

	19,296,812	3,217,414		769,498		23,283,724	11,291,241		34,574,965

NET INCOME	$24,536,142	$4,090,360		$1,000,587		$29,627,089	$13,199,244		$42,826,333

EARNINGS PER SHARE, basic and diluted	$0.22					$0.18			$0.24

WEIGHTED AVERAGE SHARES, basic and diluted	110,885,641					164,423,411			180,899,673

(a)	Rental income is recognized on a straight-line basis.
(b)	Depreciation expense on the buildings is recognized using the straight-line method and a 25-year life.
(c)	Consists of operating expenses, net of reimbursements.
(d)	Management and leasing fees are calculated at 4.5% of rental income.
(e)	Historical financial information derived from quarterly report on Form 10-Q.

The accompanying notes are an integral part of this statement.